UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 28, 2009

The Bank Holdings

(Exact name of registrant as specified in its charter)

Nevada	000-50645	90-0071778
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9990 Double R. Blvd., Reno, Nevada		89521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  775.853.8600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 28, 2009, the Board of Directors of The Bank Holding decided to postpone the Annual Meeting of Shareholders, previously set for June 17, 2009 to July 29, 2009.  The new record date will be June 5, 2009.  The Board will prepare and file supplemental proxy materials.  Notice of availability of all proxy materials, including the supplement, will be mailed to shareholders on or about June 12, 2009, and will contain information for accessing all materials.  Also, given the recent resignation of a previous nominee and the desire of the Company to maintain a balanced board, the Board of Directors has reset the Board size to 8 and will present the revised slate in the supplemental proxy materials.  The slate will consist of 8 current directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank Holdings

June 1 , 2009	By:	/s/ Jack Buchold

Name: Jack Buchold
Title: Chief Financial Officer